Parkway Acquisition Corp.

HOLDING COMPANY FOR



Skyline National Bank

Presentation to Raymond James
Emerging Bank Symposium
September 7, 2017

Allan Funk, CEO
Blake Edwards, CFO

Forward Looking Statement Disclaimer

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the combined company, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the combined company and its subsidiaries include, but are not limited to: the risk that the businesses of Cardinal and/or Grayson will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the combined company's market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.



Strategic MOE

Merger of Equals between Grayson and Cardinal completed on July 1, 2016.

Highlights:

- Contiguous Markets in VA + NC
- > 100 years history for each bank
- Merged into new holding company – PKKW
- Book to book - @ 60 / 40 contribution
- Market Cap: $52.5 MM
- Traded on OTCQXB
- Recent Price: $10.45
- Assets: $554 MM
- Net Loans: $417 MM
- Deposits: $495 MM
- Network: 16 branches, 2 LPO's



PENNSYLVANIA
Pittsburgh
New Y
OHIO
Columbus
Philadelphia
MARYLAND
NEW JERSEY
Washington
DELAWARE
WEST VIRGINIA
Richmond
VIRGINIA
Norfolk
Virginia Beach
Greensboro
Durham
Asheville
NORTH CAROLINA
Charlotte
SOUTH CAROLINA
Myrtle Beach
Charleston
EORGIA
Savannah

GNB → Skyline National Bank ← BANK OF FLOYD

*Balances as of June 30, 2017

Exurb and Rural Market Opportunities

Highlights:

- Diversified local economies
- Largely a small business and retail market
- #1 Deposit share in home counties
- Organic growth opportunities available as the branch network is expanded
- Growth potential for "True" community bank:
  - Large banks exiting markets (Wells Fargo, Bank of America, SunTrust, and BB&T)
  - Consolidation of local community banks into larger regional banks (Pinnacle, BNC, Union, and FNB of PA)
- Multiple acquisition opportunities available in contiguous markets
- Pricing Power = Yield



CARILION CLINIC
ROANOKE COLLEGE
RU RADFORD UNIVERSITY
Virginia Tech
RVA
ROA
NORFOLK SOUTHERN
PEPSICO
VOLVO
NAUTILUS
DESCHUTES BREWERY
PTI
RDU
CLT
Appalachian STATE UNIVERSITY
GE Aviation

Stock Highlights

- Ticker: PKKW
- Traded: OTCQXB
- Pre-announcement M/V: $28.6 MM
- Current M/V: $52.5 MM
- 414K Shares Traded Since 1/17
- Current Shares Outstanding: 5,021,376
- Current Price: $10.45 (as of 9/1/17)
- TBV: $10.94 (as of 6/30/17)
- Price/TBV: 95.5%
- Shareholder Base:
  - @1,550 holders
  - Largely retail
  - 2 of top 3 s/h's on board
  - Top 20 s/h's are @ 31%
  - 4 of top 20 s/h's are institutional *(aggregate ownership of 5.77%)*

Price Performance Since the Deal Announcement (November 6, 2015)



125%
100%
75%
50%
25%
0%
-25%
PKKW 108.7%
NASDAQ Bank 20.5%
S&P 500 17.5%
Russell 2000 16.2%
11/06/15
02/06/16
05/06/16
08/06/16
11/06/16
02/06/17
05/06/17
08/06/1

Notes:
- Market data as of August 14, 2017 Source: SNL Financial LC.
- Parkway S-4
- Price increase for GSON holders

Performance vs. Plan

Highlights:

- Performance in line with projections
- Systems conversion and rebranding completed in March, 2017
- Merger related costs substantially behind us
- Final stages of integration complete
- Remaining performance improvement plans:
  - Fee income enhancements
  - Efficiency ratio improvement
- No adjustments to original purchase accounting valuations

	2016			June 30, 2017 - Year-to-Date		
	Projected[1]	Actual	Variance	Projected	Actual	Variance
Balance Sheet						
Gross Loans	414,168	411,968	(2,200)	417,589	420,586	2,997
Assets	608,740	558,856	(49,884)	561,515	553,998	(7,517)
Deposits	513,541	499,387	(14,154)	502,719	494,873	(7,846)
Income Statement						
Total Interest Income	22,706	17,562	(5,144)	10,898	10,979	81
Total Interest Expense	2,720	1,728	(992)	785	737	(48)
Net Interest Income	19,986	15,834	(4,152)	10,113	10,242	129
Provision for Loan Losses	360	(5)	365	180	158	(22)
NII after Loan Loss Provision	19,626	15,839	(3,787)	9,933	10,084	151
Non-Interest Income	3,637	3,679	42	1,748	1,910	162
Bargain Purchase Gain	-	891	891	-	-	-
Total Non-interest Income	3,637	4,570	933	1,748	1,910	162
Recurring Non-Interest Expense	18,168	14,679	(3,489)	8,855	9,241	386
Non-Recurring/Transaction Related Costs	3,000	2,137	(863)	300	642	342
Total Non-Interest Expense	21,168	16,816	(4,352)	9,155	9,883	728
Net Income Before Taxes	2,095	3,593	1,498	2,526	2,111	(415)
Provision for Taxes	780	1,175	395	774	627	147
Net Income	1,315	2,418	1,103	1,752	1,484	(268)

(1) Income statement figures from Raymond James investor deck; balance sheet figures from Raymond James merger model

Condensed Balance Sheet

Highlights:

- Growth rate on loans of 4.5%
- Loan-to-deposit ratio of 84.3%
- Credit mark on acquired loans of 3.8% (@ $164MM portfolio)
- Minimal foreclosed assets
- Growth in DDAs despite merger and rebranding
- Continued to roll-off higher rate CDs
- Eliminated borrowings
- Increasing capital ratios with dividend payments – Payout ratio of approx. 20%

	July 1, 2016	June 30, 2017
Assets		
Cash and Cash Equivalents	24,815	25,435
Investment Securities	95,131	60,990
Loans	402,652	420,586
Loan Loss Reserves	(3,309)	(3,568)
Total Net Loans	399,343	417,018
Core Deposit Intangible	2,469	2,185
Foreclosed Assets	95	60
Other Assets	48,770	48,310
Total Assets	570,623	553,998
Liabilitites and Shareholders' Equity		
Deposits	493,538	494,873
Borrowings	18,000	-
Other Liabilities	2,713	1,995
Total Liabilities	514,251	496,868
Stockholders' Equity	56,372	57,130
Total Liabilities and Equity	570,623	553,998

Condensed Income Statement



Net Interest Margin
4.50%
4.00%
3.50%
3.00%
3.48%
3.50%
3.99%
4.11%
2014
2015
2016
2017



Efficiency Ratio
95.00%
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
89.11%
89.16%
85.32%
82.42%
75.14%
82.40%
77.05%
2014
2015
2016
2017
with Merger Related Costs
without Merger Related Costs

six months ended	June 30, 2016	June 30, 2017
Interest Income		
Loans and fees on loans	5,795	10,168
Investment Securities	521	674
Other	36	137
Total Interest Income	6,352	10,979
Interest Expense		
Deposits	521	737
Borrowings	248	-
Total Interest Expense	769	737
Net interest Income	5,583	10,242
Provision for Loan Losses	(95)	158
Noninterest Income		
Service Charges and Fees	1,069	1,407
Gains on Securities	364	113
Other Income	205	390
Total noninterest income	1,638	1,910
Noninterest Expense		
Salaries and benefits	2,982	5,040
Occupancy and equipment	545	1,097
Data processing	246	579
Merger related expense	236	642
Other expense	1,781	2,525
Total noninterest expense	5,790	9,883
Income before taxes	1,526	2,111
Income tax	552	627
Net Income	974	1,484

Loan Portfolio

Highlights:

- Diverse portfolio – by loan type, industry, and geography
- 68% variable ; 32% fixed
- Weighted average yield of 4.95%
- Granular small business and retail portfolio:
  - Average balance 1-4 family RE is $84,590
  - Average balance CRE loans is $225,400
  - Locally focused (27 lenders)
  - Participations limited by policy
- Commercial Real Estate (36% of portfolio):
  - Approximately ½ of CRE portfolio is Owner Occ
  - Non Owner-Occupied includes student housing at VT, RU, and ASU
  - Low percentage in retail and hotels
- $4.4 MM remaining credit mark on acquired loans



Farmland
8%
1-4 Family
34%
All Other
4%
HELOC
5%
C&D
7%
C&I
6%
CRE Owner
18%
CRE Non-Owner
18%

Total Balance: $ 420,586,201

*Balances as of June 30, 2017

Deposit Mix

Highlights:

- Cost of funds: 30 bps
- Core deposits to total deposits: 90.0%
- Core deposits to total assets: 80.6%
- 56.7% of IRA's and CD's with average maturity / reprice > 2.5 years
- No brokered deposits
- 7 bps positive impact of purchase accounting adjustments
- Well positioned post-merger with competitive deposit products, including Online and Mobile applications


IRA's
10%
Int Free Demand
26%
NOW Account
6%
Super NOW
6%
MMDA
9%
Savings
20%
Certificates
23%

Total Balance: $ 494,873,000

**Balances as of June 30, 2017*

Leadership

- Board of Directors:
  - 13 Members *(annual terms)*
  - Independent Chair & Vice-Chair
  - 7 Committees
- Management Team:
  - Market knowledge
  - Complimentary skills in core functions
  - Depth, succession in place
- Associates:
  - "Always our Best"
  - Connected to our communities
  - Internship program for future talent
- Key Partners:
  - Legal: Williams Mullen, Richmond
  - Legal: Gentry Locke, Roanoke
  - Audit Firm: Elliott Davis Decosimo, Charlotte
  - Transfer Agent: Computershare
  - Core System: FiServ
  - Independent loan review: Risk Management Group, Charlotte

			Age	*Experience*
Thomas Jackson	Chairman of the Board	Hampden Sydney College, College of William and Mary, J.D.	59	15
James Shortt	Vice-Chairman of the Board	Virginia Tech, University of Richmond, J.D.	54	5
Allan Funk	CEO	Campbell University, Wake Forest University, MBA	54	33
Blake Edwards	CFO	Radford University	52	26
Rebecca Melton	Risk Management	Radford University	47	22
Lynn Murray	HR & Marketing	Ithaca College	61	24
Mary Tabor	Credit Admin	Virginia Tech	53	29
Rodney Halsey	Technology & Ops	Appalachian State University	48	25
Jonathan Kruckow	Commercial Banking	Virginia Tech	33	11
Milo Cockerham	Retail Banking	Emory and Henry College	30	8

Parkway Acquisition Corp.

HOLDING COMPANY FOR

Skyline National Bank

Questions?

You'll always receive our best,
and that's a promise.

Allan Funk, CEO – 276-773-2811 - afunk@skylinenationalbank.com
Blake Edwards, CFO – 276-773-2811 - bedwards@skylinenationalbank.com

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